UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

FIRST NATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 31, 2023

Dear Fellow Shareholder:

You are cordially invited to attend The First National Corporation 2023 Annual Meeting of Shareholders. The meeting will be held on Wednesday, May 10, 2023 at 10:00 a.m., Eastern Time, at the First Bank Operations Center, 406 Borden Mowery Drive, Strasburg, Virginia. The accompanying proxy statement describes the matters to be presented at the meeting.

We are furnishing proxy materials to our shareholders primarily over the Internet. You may read, print and download the 2022 Annual Report on Form 10-K and the proxy statement at http://materials.proxyvote.com/32106V. On March 31, 2023, we mailed our shareholders a notice with instructions on how to access these materials and how to vote their shares. The notice also provides instructions on how you can request a paper copy of these materials if you would prefer.

Whether or not you plan to attend in person, it is important that your shares be represented, and your vote recorded. You may vote your shares by Internet, by telephone, by regular mail (if you request a paper copy), or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice separately mailed to you or on the proxy card, as applicable. If you later decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the meeting, you may do so, and your proxy will have no further effect.

The Board of Directors and management of the Company appreciate your continued support and we look forward to seeing you at the meeting.

Sincerely,

Scott C. Harvard

President and Chief Executive Officer

FIRST NATIONAL CORPORATION

112 West King Street

Strasburg, Virginia 22657

March 31, 2023

NOTICE OF 2023 ANNUAL MEETING AND PROXY STATEMENT

The 2023 Annual Meeting of Shareholders of First National Corporation will be held at the First Bank Operations Center, 406 Borden Mowery Drive, Strasburg, Virginia, on Wednesday, May 10, 2023, beginning at 10:00 a.m., Eastern Time.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

The items of business are:

1.	To elect ten directors, each for a term of one year;

2.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as our independent registered public accounting firm for the year ending December 31, 2023;

3.	To approve the Company’s 2023 Stock Incentive Plan; and

4.

To transact such other business as may properly come before the Annual Meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

Shareholders of record of First National Corporation common stock (FXNC) at the close of business on March 17, 2023, are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting.

Gerald F. Smith, Jr.

Vice Chairman and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 10, 2023: A complete set of proxy materials relating to First National Corporation’s Annual Meeting of Shareholders is available on the Internet. These materials, consisting of the notice of Annual Meeting, the proxy statement, the proxy card, and the Annual Report on Form 10-K for the year ended December 31, 2022 may be viewed at http://materials.proxyvote.com/32106V.

GENERAL INFORMATION

This proxy statement is furnished to holders of common stock, $1.25 par value per share (the “Common Stock”), of First National Corporation (the “Company”) in connection with the solicitation of proxies on behalf of the Company by the Board of Directors (the “Board”) of the Company to be used at the Annual Meeting of Shareholders to be held on May 10, 2023 at 10:00 a.m. at the First Bank Operations Center, 406 Borden Mowery Drive, Strasburg, Virginia, and any adjournment thereof (the “Annual Meeting”).

We are furnishing our proxy materials primarily over the Internet rather than mailing paper copies of those materials to each shareholder. On or about March 31, 2023, we first mailed an Important Notice Regarding the Availability of Proxy Materials on the Internet (the “Notice”) to shareholders and posted our proxy materials on the Internet site referenced therein. These proxy materials include the accompanying notice of Annual Meeting, this proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2022. The Notice provides information regarding how to access these proxy materials on the Internet, vote your shares or request a paper copy of these materials.

Only shareholders of record at the close of business on March 17, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 6,281,935 shares of Common Stock issued and outstanding held by 808 shareholders of record and approximately 1,022 additional beneficial owners of shares of Common Stock.

The principal executive offices of the Company are located at 112 West King Street, Strasburg, Virginia 22657.

Voting

Each share of Common Stock is entitled to one vote at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented at the Annual Meeting in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

Shareholders are encouraged to vote using any of the methods available to our shareholders. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to attend and vote during the meeting will need to contact your broker or agent to obtain a legal proxy from the institution that holds their shares. The Company also is pleased to offer its shareholders the convenience of voting by phone and online via the Internet. Please review the Notice separately mailed to you or the proxy card, as applicable, for instructions. Please be aware that if you vote your shares by phone or over the Internet, you may incur costs or charges from your phone service or Internet access provider for which you are responsible.

If you execute a proxy by completing and returning a proxy card or voting by phone or online in time to be voted at the Annual Meeting, the shares represented by it will be voted in accordance with your instructions. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Company (Secretary, First National Corporation, c/o Broadridge Corporate Issuer Solutions, Inc., P.O. Box 1342, Brentwood, New York 11717); (ii) submitting a subsequent vote using any of the methods described above; or (iii) attending the Annual Meeting or at any adjournment thereof and giving the Secretary notice of your intention to vote in person. If your shares are held in “street name,” and you want to change or revoke voting instructions you have given to the record holder of your shares, please follow the directions given by the institution that holds your shares. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter. A broker is prohibited from voting on the election of directors and the approval of the Company’s 2023 Stock Incentive Plan without instructions from the beneficial owner; therefore, there may be broker nonvotes on Proposals One and Three. We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to Proposal Two; therefore, no broker nonvotes are expected to exist in connection with this proposal.

If no contrary instructions are given, each proxy executed and returned by a record shareholder will be voted for the election of the nominees described in this proxy statement and for Proposals Two and Three. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

Solicitation of Proxies

Solicitation is being made by the Board of Directors by mail and electronic notice and access to the Internet. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may also be made by mail, telephone, electronic communication or in person by directors, officers and employees of the Company, its subsidiaries or affiliates, none of whom will receive additional compensation for these services. The Company may retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Costs of solicitation of proxies will be borne by the Company.

Executive Officers Who Are Not Directors

Executive Officer	Age	Position
M. Shane Bell	50

Mr. Bell has served as Executive Vice President and Chief Financial Officer of the Company and First Bank (the “Bank”), its wholly owned subsidiary, since March 2005. He previously served as Senior Vice President and Chief Financial Officer of the Company and the Bank from 2003 to 2005, Senior Vice President - Risk Management of the Bank in 2003 and Vice President - Risk Management of the Bank from 2002 to 2003. Prior to joining the Bank, Mr. Bell was employed from 1994 to 2002 as a Manager at the accounting firm of Yount, Hyde & Barbour, P.C.

Dennis A. Dysart	51

Mr. Dysart has served as Senior Executive Vice President and Chief Operating Officer of the Company since August 2014 and has served as President and Chief Operating Officer of the Bank since June 2015. He previously served as Senior Executive Vice President and Chief Operating Officer of the Bank from August 2014 through May 2015, Senior Executive Vice President and Chief Credit Officer of the Company and the Bank from February 2012 through July 2014, Executive Vice President and Chief Operating Officer of the Company and the Bank from May 2011 through January 2012, Interim Chief Executive Officer of the Company and the Bank from January 2011 through April 2011, Executive Vice President and Chief Administrative Officer of the Bank from March 2005 through December 2010, Executive Vice President - Administration of the Bank from 2003 to 2005 and Senior Vice President - Administration of the Bank from 1999 to 2003. Mr. Dysart has been employed by the Bank since 1993.

PROPOSAL ONE:

ELECTION OF DIRECTORS

There are currently ten directors serving on the Board, all of whom are standing for re-election at the Annual Meeting to serve for a one-year term and until the election and qualification of their respective successors.

Unless authority is withheld in the proxy, each proxy executed and returned by a record shareholder will be voted for the election of the nominees listed below.

Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.

Set forth below is the name of each nominee and, as to each of the nominees, certain information including age and the year in which the director was first elected to the Board. Additional information regarding the specific experience and skills of each nominee that led to the conclusion that the person should serve as director of the Company is also provided below. Unless otherwise indicated, the business experience and principal occupations shown for each nominee has extended five or more years.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING PERSONS NOMINATED BY THE BOARD.

Nominees

Nominee	Age	Director Since
Jason C. Aikens	42	2018
Emily Marlow Beck	45	2014
Boyce Brannock	62	2017
Elizabeth H. Cottrell	72	1992
W. Michael Funk	70	2014
Scott C. Harvard	68	2011
George Edwin Holt, III	70	2021
Kirtesh Patel	49	2021
Gerald F. Smith, Jr.	61	2007
James R. Wilkins, III	54	2001

Jason C. Aikens is Vice President and Partner of Aikens Group, a real estate firm headquartered in Winchester, Virginia. With over twenty years of experience in the hospitality and real estate industry, Mr. Aikens and his team own and manage a diverse real estate portfolio consisting of hotels, multifamily units, and commercial real estate properties. Mr. Aikens also serves as a director of the NW Works Foundation and Valley Health’s Winchester Medical Center Foundation, both non-profit organizations. His business experience and leadership roles in the community qualify him for service on the Board.

Emily Marlow Beck is President of Marlow Motor Co., Inc. in Front Royal, Tri-State Nissan in Winchester, and Marlow Ford in Luray, Virginia, all of which are automotive sales and service firms. Prior to joining Marlow Motor Co. in 2010, she was employed for seven years by Hudson Cook, LLP, a law firm specializing in consumer credit compliance and served as Partner and Vice Chair of their Dealership Practice Group. Mrs. Beck is also the Immediate Past Chairwoman of the Board of Directors of the Virginia Automobile Dealers Association. Her experience managing successful businesses and legal background in consumer credit qualify her for service on the Board.

Boyce Brannock is a partner in the law firm of TimberlakeSmith in Staunton, Virginia where he concentrates in business law, real estate law, estate planning, and commercial transactions. He is the former President of the Baptist General Association of Virginia, a statewide non-profit organization, and currently serves on its Executive Board. Mr. Brannock also serves as a member of the Board of Directors of the Community Foundation of the Central Blue Ridge and serves as Secretary of the Board of Directors of the Corporation for Jefferson’s Poplar Forest. He has previously served as President of the Augusta Bar Association, as a board member and an officer for a private foundation supporting the Frontier Culture Museum and has served on the board of directors of other non-profit organizations, including Big Brothers Big Sisters of the Central Blue Ridge, the Greater Augusta Regional Chamber of Commerce, and the Staunton Kiwanis Club. His expertise in business law and his leadership roles in the community qualify him for service on the Board.

Elizabeth H. Cottrell serves as Chair of the Board of the Company and the Bank. Mrs. Cottrell owns RiverwoodWriter, LLC, a writing, editing and desktop publishing business in Maurertown, Virginia, and is a published author. She brings experience in networking, marketing, and social media, combined with her knowledge and connections gained as a previous member of the Shenandoah Memorial Hospital Foundation Board and the Shenandoah County School Board. Mrs. Cottrell previously served as Treasurer of the Moore Educational Trust board and currently serves as a board member. She also serves as a board member of the Shenandoah Community Foundation. The insight Mrs. Cottrell provides from her 30 years of institutional knowledge, her experience as a business owner, and her leadership roles in the community qualify her for service on the Board.

W. Michael Funk served as President, Chief Executive Officer, and director of Virginia Savings Bank until his retirement in 2012. He is a member of the Economic Development Authority for the Town of Woodstock, the Shenandoah County Industrial Development Authority, and President of the Shenandoah Community Foundation. Mr. Funk is also a past board member of the Virginia Bankers Association and the Lord Fairfax Community College Education Foundation. He is active in supporting the community through leadership roles with local non-profit organizations. His experience as Chief Executive Officer of a financial institution, prior bank board service, and leadership roles in the community qualify him for service on the Board.

Scott C. Harvard has served as President and Chief Executive Officer of the Company since May 2011 and has served as Chief Executive Officer of the Bank since June 2015. He had previously served as President and Chief Executive Officer of the Bank from May 2011 through May 2015. Prior to joining the Company, Mr. Harvard owned and operated Harvard Resources from 2009 to 2011, held the position of Executive Vice President of Hampton Roads Bankshares from 2008 to 2009 and held the position of President and Chief Executive Officer of Shore Financial Corporation, and its wholly owned subsidiary, Shore Bank, from 1985 to 2008. Mr. Harvard is a past Chairman of and currently serves on the Boards of the Virginia Bankers Association, the Federal Home Loan Bank of Atlanta, and the Top of Virginia Regional Chamber of Commerce. He also serves as a board member of CBB Financial Corp., and its subsidiary, Community Bankers Bank, and other non-profit organizations. His extensive knowledge of the banking industry and his experience in financial services qualify him for service on the Board.

George Edwin Holt, III is the owner and served as president of RailCar Interchange, Inc., a freight car leasing company, which he founded in 2004 until his retirement in 2021. Mr. Holt had previously served The Bank of Fincastle as Chairman of the Board and was a member of the board directors since 2016. Currently, he serves on the board of directors of the Botetourt County Historical Society, the Western Virginia Historical Society, Godwin Cemetery, and the Botetourt Preservation Partnership. Mr. Holt’s knowledge of markets, banking, and extensive experience in successful businesses qualify him for service on the Board.

Kirtesh Patel is President and Chief Executive Officer of OMMA Management, LLC in Salem, Virginia, a management company specializing in property, vendor, contract, operations, inventory, franchise, healthcare, long-term care nursing home and pharmacy management, consultation, and support. Mr. Patel had previously served on the board of The Bank of Fincastle since 2019. He was previously Chief Executive Officer of ApexCare Pharmacy Solutions, and Director of Operations for OmiCare, Roanoke, a publicly traded long-term care pharmacy company acquired by CVS Pharmacy. Mr. Patel also serves as Chairman of the Board of Directors of Richfield Recovery and serves as a member of the board of directors of Virginia Blue Ridge and Roanoke County Economic Development, and the United Way of Roanoke Valley. He is a graduate of Northeastern University in Boston and received a master’s in business administration Degree from Averett University. Mr. Patel brings a wealth of knowledge in business management and strategic planning for businesses, which qualifies him for service on the Board.

Gerald F. Smith, Jr. served as Chairman, Chief Executive Officer, and President of Valley Proteins, Inc., a rendering business headquartered in Winchester, Virginia until his retirement following the sale of his business. Mr. Smith served as Chairman of the North American Renderers Association and has served as a director of other associations in his industry. He is a Certified Public Accountant and has been licensed since 1986. The Board has designated him as the Company’s audit committee financial expert. Mr. Smith’s leadership role in his business and in his industry, along with his finance and accounting knowledge, qualify him for service on the Board.

James R. Wilkins, III is President of Silver Lake Properties, Inc. and General Partner of Wilkins Investments, L.P. and Wilkins Enterprises, L.P., all of which are real estate investment, development or management companies in Winchester, Virginia. Mr. Wilkins also serves on the board of directors of Winchester Equipment Company. Mr. Wilkins previously served on the Board of Trustees of the Winchester Medical Center Foundation, is a past member of the Finance Committee of Frederick County, Virginia, and a former director of a local banking company. His business experience and leadership roles in the community qualify him for service on the Board.

STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers

The following table sets forth information as of March 17, 2023, regarding the number of shares of Common Stock beneficially owned by all directors, by the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the director or executive officer living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time, plus shares held in certain trust relationships that may be deemed to be beneficially owned by the nominees under the rules and regulations of the Securities Exchange Commission (“SEC”); however, the inclusion of such shares does not constitute an admission of beneficial ownership.

The address for each of the following individuals is First National Corporation, 112 West King Street, Strasburg, Virginia 22657.

Stock Ownership Table

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)			Percent of Class (%)
Jason C. Aikens	18,084	(2)		*
Emily Marlow Beck	25,556	(2)		*
M. Shane Bell	27,501			*
Boyce Brannock	4,136	(2)		*
Elizabeth H. Cottrell	14,442			*
Dennis A. Dysart	35,559			*
W. Michael Funk	14,370			*
Scott C. Harvard	65,369			1.04%
George Edwin Holt, III	39,701	(2)		*
Kirtesh Patel	18,811			*
Gerald F. Smith, Jr.	365,795	(2)	(3)	5.82%
James R. Wilkins, III	406,224	(2)		6.47%
All executive officers and directors as a group group (12 persons)	1,035,548	(2)		16.48%

* Indicates that holdings amount to less than 1% of the issued and outstanding Common Stock.

(1)

For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days. There were no shares for which any executive officer or director had the right to acquire beneficial ownership within 60 days.

(2)

Amounts presented include shares of Common Stock that the individuals beneficially own indirectly through family members and affiliated companies and other entities, as follows: Mr. Aikens 14,674; Ms. Beck 20,870; Mr. Brannock, 110; Mr. Holt, 6,596; Mr. Smith, 900; and Mr. Wilkins, 135,254.

(3)	Mr. Smith has disclaimed Beneficial Ownership of 900 shares held in a trust account for the benefit of his child.

Stock Ownership of Certain Beneficial Owners

The following table sets forth, as of March 17, 2023, unless otherwise noted, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the Company’s knowledge, more than 5% of the outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)

Fourthstone LLC 575 Maryville Center Drive, Suite 110 St. Louis, Missouri 63141	624,241	(1)	9.94%

James R. Wilkins, III 1016 Lake St. Clair Drive Winchester, Virginia 22603	406,224	(2)	6.47%

Gerald F. Smith, Jr. 549 Merrimans Lane Winchester, Virginia 22601	365,795	(3)	5.82%

Siena Capital Partners I, L.P. 205 West Wacker Drive, Suite 1950B Chicago, Illinois 60606	316,343	(4)	5.04%

(1)

According to Schedule 13G/A filed with the SEC on February 14, 2023, Fourthstone LLC reported that, as of December 31, 2022, it had shared voting power and shared dispositive power over 624,241 shares.

(2)	The amounts presented include 135,254 shares of Common Stock that Mr. Wilkins beneficially owns indirectly through family members and affiliated companies.

(3)	The amounts presented include 900 shares of Common Stock that Mr. Smith beneficially owns indirectly through a trust for the benefit of his child.

(4)

According to Schedule 13G/A filed with the SEC on February 10, 2023, Siena Capital Partners I, L.P. reported that, as of December 31, 2022, it had sole voting power and sole dispositive power over 316,343 shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2022, its officers and directors complied with all such reporting requirements, except for Ms. Beck, who reported one transaction late on a Form 5 filed during February 2023.

CORPORATE GOVERNANCE AND OTHER MATTERS

General

The business and affairs of the Company are managed under the direction of the Board in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company’s business through discussions with the Chair of the Board, the President and Chief Executive Officer, and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Code of Conduct and Ethics

The Audit Committee of the Board has approved a Code of Conduct and Ethics for the Company’s directors and employees, including the principal executive officer and principal financial and accounting officer. The Code addresses such topics as protection and proper use of the Company’s assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, and conflicts of interest. It is available on the Company’s website at www.fbvirginia.com under “Investor Relations/Corporate Governance/Documents.”

Board and Committee Meeting Attendance

Meetings of the Board are regularly held, at least once per quarter, including an organizational meeting following the conclusion of each Annual Meeting of Shareholders. There were six meetings of the Board in 2022. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board and meetings of committees of which the director was a member in 2022.

Director Independence

The Board has determined that the following directors are independent as that term is defined in the listing standards of the Nasdaq Stock Market, Inc. (“Nasdaq”):

Jason C. Aikens	W. Michael Funk	James R. Wilkins, III
Emily Marlow Beck	George Edwin Holt, III
Boyce Brannock	Kirtesh Patel
Elizabeth H. Cottrell	Gerald F. Smith, Jr.

The Board considered all relationships that directors had with the Company in determining independence. Most directors of the Company are directors, or hold similar positions, at multiple nonprofit and charitable organizations for which the Company made payments to sponsor events or in the form of charitable contributions. The Board determined that these transactions did not impair the independence of any director under Nasdaq listing standards.

There are no other transactions, relationships or arrangements between the Company and any of the other independent directors except as set forth in “Certain Relationships and Related Party Transactions” in the Executive Compensation section of this proxy statement.

Committees

The Company has two standing committees, the Audit Committee and the Compensation and Governance Committee. Information regarding these committees is provided below.

The members of the Audit Committee are:

Emily Marlow Beck (Chair)

W. Michael Funk

George Edwin Holt, III

Gerald F. Smith, Jr.

The Audit Committee assists the Board in fulfilling the Board’s risk oversight responsibilities. These responsibilities include ensuring the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent registered public accounting firm, and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing and issuing an audit report or performing other audit, review, or attestation services for the Company. The Board has adopted a written charter for the Audit Committee. The Audit Committee Charter is available on the Company’s website at www.fbvirginia.com under “Investor Relations/Corporate Governance/Documents.”

The Board has determined in its business judgment that all members of the Audit Committee satisfy the independence and financial literacy requirements for audit committee members under Nasdaq listing standards and applicable SEC regulations. In addition, the Board has determined that Mr. Gerald F. Smith, Jr. qualifies as an audit committee financial expert as defined by SEC regulations and has designated him as the Company’s audit committee financial expert.

The Audit Committee met four times during the year ended December 31, 2022. For additional information regarding the Audit Committee, see “Audit Committee Report” in the Audit-Related Matters section of this proxy statement.

The members of the Compensation and Governance Committee are:

Gerald F. Smith, Jr. (Chair)

Jason C. Aikens

Emily Marlow Beck

W. Michael Funk

Kirtesh Patel

The Compensation and Governance Committee’s risk oversight duties include reviewing and recommending the levels and types of compensation of officers and employees, including salaries, equity awards, bonuses, and benefits to the Board. The Committee also reviews and recommends employment agreements for the Chief Executive Officer and other compensation related matters, including fees paid to directors of the Company. The Committee is responsible for assisting the Board in developing a compensation philosophy for attracting, motivating, and retaining high-quality executives that will advance the interests of shareholders and delivering total compensation that is commensurate with performance. The Compensation and Governance Committee assists the Board of Directors in fulfilling its fiduciary responsibilities as to their oversight of management compensation and the organizational structure of the Company.

Management provides compensation recommendations for the Committee’s consideration and administers the Company’s executive compensation programs. Direct responsibilities of management include, but are not limited to:

●	Providing an ongoing review of the effectiveness of the compensation programs, including competitiveness, and alignment with the Company’s objectives;
●	Recommending changes, if necessary, to ensure achievement of all program objectives; and
●	Recommending pay levels and bonus payouts for executive officers other than the Chief Executive Officer.

The Compensation and Governance Committee is also responsible for identifying, evaluating, and recommending candidates and nominees for Board membership. As part of that responsibility, the Committee conducts skills assessments of the directors, evaluates the adequacy of the current Board membership, and recommends changes where warranted. The Committee assists the Board in fulfilling its fiduciary responsibilities as to their risk oversight of the Company, including overseeing a Board education plan, and corporate governance matters, such as the determination of Board and Committee independence.

The Board has adopted a written charter for the Compensation and Governance Committee. The Compensation and Governance Committee Charter is available on the Company’s website at www.fbvirginia.com under “Investor Relations/Corporate Governance/Documents.”

The Board has determined in its business judgment that all members of the Compensation and Governance Committee are independent as that term is defined in the listing standards of the Nasdaq. The Compensation and Governance Committee met four times during the year ended December 31, 2022.

Director Selection Process

The Company does not have a separate nominating committee. The Compensation and Governance Committee performs the functions of a nominating committee in considering and recommending director nominees to the full Board. The Committee has established procedures that provide guidance for evaluating the composition of the Board, current directors and director nominees. Procedures include, but are not limited to the following processes and evaluation criteria:

The Process

●	Evaluating the strengths and weaknesses of the existing Board and the need for additional Board positions;
●	Considering candidates for Board membership suggested by its members and other Board members, as well as management and shareholders;
●	Consulting about potential candidates with the Chair of the Board, the Chief Executive Officer, and other directors as appropriate;
●	Evaluating the prospective nominee against the specific criteria established for the position, including, but not limited to the criteria below;
●	Interviewing the nominee if the Committee decides to proceed with further consideration;
●	Recommending an action to the Board that makes the final determination whether to nominate or appoint the new director after considering the Committee’s report; and
●	Generally maintaining criteria for Board positions which are utilized to evaluate directors and director nominees.

The Evaluation Criteria

●	The ability to represent the interests of the shareholders of the Company;
●	Standards of integrity, commitment, and independence of thought and judgment;
●	The ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;
●

The extent to which the prospective nominee assists in achieving a mix of Board members that achieves the proper balance of skills, expertise, experience, independence, diversity of thought and perspective, and community representation;

●	The extent of contribution to the range of talent, skill, and expertise appropriate for the Board;
●	The willingness to meet at least the minimum equity interest holding required by law; and
●	The willingness to serve on the Board for an appropriate period of time to develop comprehensive knowledge about the Company’s principal operations.

In the consideration of director nominees, including any nominee that a shareholder may submit (as described below), the Board considers, at a minimum, the above evaluation criteria factors for new directors, or the continued service of existing directors.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Compensation and Governance Committee in connection with an Annual Meeting if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2024 Annual Meeting, the notice must be received within the time frame set forth in “Shareholder Communications” in the Other Information section of this proxy statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Article II, Section F, of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of First National Corporation, whose address is First National Corporation, 112 West King Street, Strasburg, Virginia 22657.

In addition to fulfilling the evaluation criteria, each director brings a strong and unique background and set of skills to the Board, providing the Board as a whole competence and experience in a wide variety of areas.

The diversity of the Board is evaluated on a continuing basis by assessing whether varying viewpoints are routinely presented, evaluating the individual performance and contributions of each director, and ensuring that varying perspectives are presented on key issues.

Board Diversity Matrix (As of March 31, 2023)
Total Number of Directors	10
	Female	Male	Non- Binary	Did Not Disclose
Part I: Gender Identity
Directors	2	7	-	1
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	2	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	1

Leadership Structure of the Board

The positions of Chair of the Board and President and Chief Executive Officer of the Company have traditionally been held by separate persons. The principal role of the President and Chief Executive Officer is to execute on Board developed strategies and to manage the business of the Company in a safe, sound, and profitable manner. The role of the Board is to provide independent oversight of the President and Chief Executive Officer, formulate strategy and policy, and to monitor and measure risks within the Company.

Board’s Role in Risk Oversight

The Board oversees the Company’s enterprise risk management program to be reasonably certain that the Company’s risk management systems, policies, procedures, and practices are consistent with corporate strategy and functioning appropriately.

The Board performs its risk oversight in several ways. The Board’s role in enterprise risk management includes determining the Company’s risk tolerances in key risk categories and monitoring the level of risk within each category on a regular basis. The Board establishes standards for risk management across the enterprise by approving policies that address and mitigate the Company’s most material risks and are aligned with the Company’s risk tolerances. These include policies addressing credit risk, interest rate risk, capital risk, liquidity risk, operational risk, and regulatory risk. The Board monitors, reviews, and reacts to risk through various reports presented by management, internal and external auditors, and regulatory examiners.

The Board conducts certain risk oversight activities through its committees with direct oversight over specific functional areas. The risk oversight activities of the Audit and Compensation and Governance Committees are described in the “Committees” and “Audit-Related Matters” sections of this proxy statement. These committees are all comprised exclusively of independent directors.

The Board is empowered to create additional standing and ad hoc committees to facilitate regular monitoring and deeper analysis of matters that may arise from time to time. The Board also meets regularly in executive session to discuss a variety of topics, including risk, without members of management present.

In the foregoing ways, the Board is able to monitor the Company’s risk profile and risk management activities on an ongoing basis.

Attendance at the Annual Meeting of Shareholders

The Company encourages members of the Board to attend the Annual Meeting of Shareholders. There was only one director not able to attend the 2022 Annual Meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o First National Corporation, 112 West King Street, Strasburg, Virginia 22657. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of First National Corporation. The Company promptly forwards, without screening, all such correspondence to the indicated directors.

Anti-Hedging Policy

The Company currently does not have any policies with respect to financial instruments or transactions in derivative securities or otherwise that hedge or offset any decrease in the market value of the Company’s common stock.

EXECUTIVE COMPENSATION

The Company strives to attract, motivate and retain high-quality executives by providing total compensation that is performance-based and competitive with the various labor markets and industries in which the Company competes for talent. The Company provides incentives to advance the interests of shareholders and deliver levels of compensation that are commensurate with performance. Overall, compensation plans are designed to support the Company’s corporate business strategy and business plan. Expectations are clearly communicated to executives with respect to goals and results and by rewarding achievement. The Company focuses on retaining and recruiting talented executives that can create strong financial performance aligned with shareholders’ interests. The Company attempts to achieve these objectives through three key compensation elements: base salary, performance-based cash compensation, and equity compensation, along with retirement and health benefits.

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities as of December 31, 2022 for services rendered to the Company. These executive officers are referred to as the named executive officers in this proxy statement. The named executive officers received compensation from First Bank, a wholly-owned subsidiary of First National Corporation. The named executive officers did not receive any compensation from the Company. Employment agreements for named executive officers are described in more detail below under the headings “Employment Agreements” and “Potential Payments Upon Termination or Change of Control.”

Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Scott C. Harvard	2022	$405,734	$124,397	$218,416	$25,370	$773,917
President	2021	$362,785	$23,072	$193,484	$21,227	$600,568
Chief Executive Officer

Dennis A. Dysart	2022	$266,014	$64,196	$100,196	$35,819	$466,225
Sr. Executive Vice President	2021	$252,842	$12,128	$95,781	$33,902	$394,653
Chief Operating Officer

M. Shane Bell	2022	$240,698	$62,909	$87,286	$38,111	$429,004
Executive Vice President	2021	$228,779	$10,962	$86,665	$34,963	$361,369
Chief Financial Officer

(1)

The amounts reported reflect the aggregate grant date fair value of the awards for the fiscal year ended December 31, 2022, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification 718 – Compensation – Stock Compensation (formerly FASB 123R Share-Based Payment). Equity awards consisted of grants of Common Stock and restricted stock units. For valuation and discussion of assumptions related to stock awards, please refer to Note 22 to the Company’s audited financial statements for the fiscal year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2023.

(2)

This column includes payments earned during 2022 and 2021 under the Executive Incentive Plan for achievements relating to Company and individual performance for the 2022 and 2021 fiscal years, respectively.

(3)

“All Other Compensation” represents matching contributions by the Company to the named executive officer’s account in the Company’s 401(k) plan, life insurance premiums, personal use of Company vehicles, and club dues paid on their behalf.

Compensation Philosophy

In September 2021, the Compensation and Governance Committee engaged Pearl Meyer, a compensation consulting firm, to review the Bank’s executive compensation, identify strengths, weaknesses, and voids, and make directional recommendations based on the Bank’s philosophy and strategy. Their work included a review of both corporate strategy and compensation strategy and examined external competitiveness of compensation and internal equity among the executive team on all components of compensation. As a result of their evaluation, the Company retained its executive compensation program that serves to attract and retain the management talent needed to successfully lead the Company and increase shareholder value. It rewards executives for their knowledge and skill used in fulfilling their responsibilities and motivates their behavior by rewarding desired performance and meeting established corporate objectives.

The Company’s executive compensation program primarily consists of base salaries, annual incentive bonuses, long-term incentives in the form of equity-based compensation, retirement compensation, and health benefits.

Base salary represents the fixed component of the Company's executive compensation program and is designed to provide compensation to executives based upon their experience, duties, and scope of responsibilities.

Annual incentive bonuses may be provided through the Company’s Executive Incentive Plan and represent a variable component of compensation intended to compensate executives for specific achievements or improvements in the Company's performance and individual accomplishments toward specific objectives.

Long-term equity-based incentive compensation may be provided through the 2014 Stock Incentive Plan and represents a variable component which seeks to reward executives for performance that maximizes long-term shareholder value, while further aligning the executives’ financial interests with those of our shareholders, and also serves as a retention tool.

Retirement compensation is provided through supplemental executive retirement plans intended to provide additional incentives and supplemental retirement income and a 401(k) plan that is a variable component of compensation designed to allow the participants to accumulate assets which will assist in meeting post-retirement needs.

The Chief Executive Officer recommends the compensation of other named executive officers to the Compensation and Governance Committee, which may include base salary, performance goals for annual incentive plans, bonuses, and equity compensation. The Chief Executive Officer makes no recommendations concerning his own compensation and is not present when his compensation is being discussed or approved. The Compensation and Governance Committee reviews and recommends the compensation of the Chief Executive Officer to the Board of Directors, which also includes base salary, performance goals for annual incentive plans, bonuses, and equity compensation.

Shareholder Advisory Votes

At the Company’s 2022 Annual Meeting, approximately 98% of the shareholders who voted on the advisory vote on executive compensation approved the compensation paid to the Company’s named executive officers. The Compensation and Governance Committee believes this level of shareholder support provides an affirmation of the Company’s current compensation philosophy and pay practices. The Compensation and Governance Committee will continue to consider the outcome of the Company's shareholder advisory votes and other input from shareholders when making future compensation decisions for the named executive officers.

At the Company’s 2019 Annual Meeting, the shareholders voted on the frequency with which the advisory vote on executive compensation should be held in the future – every one, two or three years. Consistent with the shareholders’ selection, the Company will follow a three-year cycle, and shareholders will be asked to vote on it again in 2025.

Executive Incentive Plan

In November 2012, the Board of Directors adopted a cash Executive Incentive Plan (the "EIP") to reward certain executive officers for achieving performance goals. A revised EIP was adopted by the Board in March 2013. The duration of the EIP is indefinite, and the EIP may be amended or terminated by the Board at any time. Participation is limited to those employees selected by the Chief Executive Officer and approved by the Compensation and Governance Committee of the Board each EIP year. Scott C. Harvard, Dennis A. Dysart, and M. Shane Bell were selected to participate in the EIP along with certain other employees, effective January 1, 2022.

Under the EIP, the Board is responsible for establishing and approving annual performance objectives for the Company and EIP participants, based upon such criteria as may be recommended by the Chief Executive Officer (or, in the case of the Chief Executive Officer, by the Compensation Committee), and the award formula by which all incentive awards under the EIP are calculated. Participants are entitled to a cash distribution under this Plan if, upon the approval of the Board, the award is earned as a result of the attainment of EIP performance objectives, and the participant is employed on the payment date. Awards shall be paid on or after January 1 of the year following the performance period, and no later than March 15 of the year following the performance period.

In the event of a participant’s termination of employment for any reason, including due to death, permanent disability, or retirement, any unpaid awards (including any earned but unpaid awards) shall be forfeited by such participant. The Company has the right to recover compensation that the Company determines, in its sole discretion, was unjustly paid to an employee under the EIP. Under the EIP, the Board reserves the right to withhold or adjust individual awards. The Board has not exercised its discretion to withhold bonus payments in the past.

In March 2023, the Company paid awards under the EIP to Scott C. Harvard, Dennis A. Dysart, and M. Shane Bell.  The awards were based on achievement of the Company’s financial performance goals that included the efficiency ratio and earnings for 2022. These amounts are disclosed as Non-Equity Incentive Plan Compensation for 2022 in the Summary Compensation Table above.

2014 Stock Incentive Plan

The Company’s 2014 Stock Incentive Plan (the “SIP”) was adopted by the Board of Directors on March 12, 2014 and approved at the Annual Meeting of Shareholders on May 13, 2014. The Plan makes available up to 240,000 shares of common stock for the granting of stock options, restricted stock awards, stock appreciation rights, and other stock-based awards. The Board believes the Plan is an important factor in attracting, retaining, and rewarding the high caliber individuals essential to the Company’s long-term success. The Board further believes that ownership of the Company’s common stock will stimulate the efforts of those individuals upon whose judgment, interest, and efforts the Company is and will be largely dependent for the successful conduct of its business and will further align the interests of those individuals with the interests of the Company’s shareholders.

On February 9, 2022, the Company granted 3,296 restricted stock units (“RSUs”) under the SIP to Scott C. Harvard, 1,837 RSUs to Dennis A. Dysart, and 1,663 RSUs to M. Shane Bell. The grants represented long-term compensation and enhanced retention of the named executive officers. Each restricted stock unit represented a contingent right to receive one share of Common Stock. One-third of the RSUs granted vested immediately, with the remainder vesting in two equal annual installments beginning February 9, 2023. Additionally, on February 9, 2022, the Company granted 4,507 shares of Common Stock under the SIP to Scott C. Harvard, 2,280 shares of Common Stock to Dennis A. Dysart, and 2,280 shares of Common Stock to M. Shane Bell.

Employment Agreements

On May 20, 2014, the Company entered into an employment agreement with Scott C. Harvard. The term of the agreement began on May 22, 2014, and continued until May 21, 2016. On May 21, 2015, the agreement was extended for one year and automatically extends for one year each May 21 thereafter, until Mr. Harvard or the Company provides notice to the other party prior to the end of the applicable term.

On June 1, 2007, the Company entered into amended and restated employment agreements with Dennis A. Dysart and M. Shane Bell, which agreements were amended December 1, 2008. The term of each of these agreements is at all times two years, which means that at the end of every day, the term is extended for one day.

The employment agreements with each of Mr. Harvard, Mr. Dysart and Mr. Bell provide for certain severance payments to the employee if the employee is terminated without “cause” or resigns for “good reason” or in the event of a “change of control” (as those terms are defined in the respective employment agreement). These provisions are summarized below under the heading “Potential Payments Upon Termination or Change of Control.”

Each of these employment agreements also contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition, and non-solicitation. The non-competition and non-solicitation covenants continue generally for a period of 12 months following the last day of employment.

The employee will not be entitled to any termination compensation and benefits if he breaches any of the covenants in the agreement relating to the protection of confidential information, non-disclosure, non-competition, and non-solicitation. He will also not be entitled to any compensation or other benefits, other than payment for all time worked, if his employment is terminated for “cause” or if the employee terminates his employment for other than “good reason.”

Retirement Benefits

The Company maintains a 401(k) plan for all eligible employees. Participating employees may elect to contribute up to the maximum percentage allowed by the Internal Revenue Service, as defined in the 401(k) plan. The Company makes matching contributions, on a dollar-for dollar basis, for the first one percent of an employee’s compensation contributed to the 401(k) plan and fifty cents for each dollar of the employee’s contribution between two percent and six percent. The Company also makes an additional contribution based on years of service to participants who have completed at least one thousand hours of service during the year and who are employed on the last day of the 401(k) plan year. All employees who are age nineteen or older are eligible. Employee contributions vest immediately. Employer matching contributions vest after two 401(k) plan service years with the Company. The Company has the discretion to make a profit-sharing contribution to the 401(k) plan each year based on overall performance, profitability, and other economic factors.

The Bank also has entered into supplemental executive retirement plans (the “SERPs”) with each of Mr. Harvard, Mr. Dysart, and Mr. Bell. The SERP agreements provide for a normal retirement benefit (equal to $66,667 per year for Mr. Harvard, $70,103 per year for Mr. Dysart and $64,926 per year for Mr. Bell), payable in 180 monthly installments, beginning upon the officer’s separation from service at or after retirement age (68 for Mr. Harvard, and 65 for Mr. Dysart and Mr. Bell). In the event of an officer’s early retirement or voluntary or involuntary separation from service prior to normal retirement age, he will be entitled to receive the portion of such benefit that has been accrued at that time.

In addition, the SERP agreements provide that the officer will be entitled to the present value of his normal retirement benefit upon his separation from service within two years of a “Change in Control” (as defined in the SERP).

Holdings of Stock Awards

The following table contains information concerning unvested stock awards at December 31, 2022 for each of the named executive officers.

Outstanding Equity Awards

Fiscal Year End 2022

		Stock Awards
	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Scott C. Harvard	2/23/2021	442	7,571
	2/9/2022	2,197	37,635

Dennis A. Dysart	2/23/2021	232	3,974
	2/9/2022	1,224	20,967

M. Shane Bell	2/23/2021	210	3,597
	2/9/2022	1,108	18,980

(1)

Amounts are comprised of unvested restricted stock units at December 31, 2022. All of these units vest over a two-year period from the grant date whereby the executive receives one-half of the shares on each anniversary of the grant date if that executive is employed on such anniversary date.

(2)	Amounts represent the fair market value of the restricted stock units on December 31, 2022. The closing price of the Company’s common stock was $17.13 on that date.

Equity Compensation Plan Information

The following table sets forth the information at December 31, 2022, with respect to compensation plans under which shares of Common Stock are authorized for issuance:

	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity Compensation Plans Approved by Shareholders:

2014 Stock Incentive Plan	29,181	-	103,319

Equity Compensation Plans Not Approved by Shareholders (2)	-	-	-

Totals	29,181	-	103,319

(1)	Includes restricted stock units that are not included in the calculation of weighted average exercise price.

(2)	The Company does not have any equity compensation plans that have not been approved by shareholders.

Potential Payments Upon Termination or Change of Control

Each employment agreement with Mr. Harvard, Mr. Dysart, and Mr. Bell provides that the officer’s employment may be terminated by the Company with or without cause. If he resigns for “good reason” or is terminated without “cause” (as those terms are defined in the respective employment agreement), however, he is entitled to his salary and benefits for the remainder of his contract. If his employment terminates for good reason or without cause within one year of a change in control of the Company, he will be entitled to severance payments approximately equal to 299% of his annual cash compensation for a period that precedes the change in control as determined under the Internal Revenue Code of 1986, as amended. The following table provides payments that could be due the named executive officers under different scenarios:

Potential Payments Under Employment Agreements Upon Termination or Change of Control

Name	Terminate Employment for Good Reason or Without Cause (1)	Terminate Employment for Good Reason or Without Cause Within 12 months Post Change of Control (2)
Scott C. Harvard	$628,418	$1,659,626
Dennis A. Dysart	$561,125	$1,043,784
M. Shane Bell	$507,019	$944,155

(1)

Mr. Harvard, Mr. Dysart, and Mr. Bell would have received the payments from the Company shown in the above table for termination of employment as of December 31, 2022, for good reason or without cause. Payments would have been made to these executives in the form of a lump sum payment six months after the date of termination or resignation.

(2)

Mr. Harvard, Mr. Dysart, and Mr. Bell would have received the payments from the Company shown above for termination of employment as of December 31, 2022, for good reason or without cause within 12 months post Change of Control. Payments would have been made to these executives in the form of a lump sum payment six months after the date of termination or resignation.

Each contract also contains a covenant not to compete that is in effect while the officer is an officer and employee of the Company and for a 12-month period after termination of his employment.

In addition, the SERP agreements with Mr. Harvard, Mr. Dysart and Mr. Bell provide that the officer will be entitled to the present value of his normal retirement benefit upon his separation from service within two years of a “Change in Control” (as defined in the SERP). The SERP agreements also contain restrictive covenants relating to non-competition and non-solicitation that continue generally for a period of 24 months following his separation from service.

The Company has granted RSUs under the SIP to Scott C. Harvard, Dennis A. Dysart, and M. Shane Bell that represent a contingent right to receive one share of First National Corporation common stock upon vesting. The Compensation Committee may provide for the acceleration of the vesting schedule relating to the exercise these awards in the event of a change in control.

PAY VERSUS PERFORMANCE

The following table provides information on total compensation and compensation actually paid to our principal executive officer (“PEO”) and to our remaining named executive officers (“NEOs”) for the fiscal years ended December 31, 2022 and December 31, 2021, and the cumulative shareholder return on our common stock and our net income over the same time period.

Pay versus Performance Table

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(3)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (in thousands)

2022	$773,917	$807,184	$447,615	$465,254	$107.54	$16,797

2021	$600,568	$615,650	$378,011	$386,771	$139.89	$10,359

(1)	During 2022 and 2021, Scott C. Harvard was our PEO.

(2)	The following table sets forth the adjustments made during each year represented in the table above to arrive at compensation “actually paid” to our PEO during each of the years in question:

Adjustments to determine compensation “actually paid” for PEO	2022	2021
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation Table	$(124,397)	$(23,072)
Increase for fair value of awards granted during year that remained unvested at year-end	37,635	20,332
Increase for fair value of awards granted during year that vested during year	124,397	7,691
Change in fair value from prior year-end to year-end of awards granted in a prior year that were outstanding and unvested at year-end	(2,595)	8,180
Change in fair value from prior year-end to vesting date of awards granted in a prior year that vested during year	(1,773)	1,951
Deduction for fair value of awards granted in a prior year that were forfeited during year	-	-
Increase based upon incremental fair value of awards modified during year	-	-
Increase based on dividends or other earnings paid during year prior to vesting	-	-
Total Adjustments	$33,267	$15,082

(3)	During 2022 and 2021, our remaining NEOs consisted of Dennis A. Dysart and M. Shane Bell.

(4)

The following table sets forth the adjustments made during each year represented in the table above to arrive at average compensation “actually paid” to our remaining NEOs during each of the years in question:

Adjustments to determine compensation “actually paid” for non-PEO NEOs	2022	2021
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation Table	$(63,553)	$(11,545)
Increase for fair value of awards granted during year that remained unvested at year-end	19,974	10,166
Increase for fair value of awards granted during year that vested during year	63,553	3,854
Change in fair value from prior year-end to year-end of awards granted in a prior year that were outstanding and unvested at year-end	(1,298)	5,115
Change in fair value from prior year-end to vesting date of awards granted in a prior year that vested during year	(1,037)	1,170
Deduction for fair value of awards granted in a prior year that were forfeited during year	-	-
Increase based upon incremental fair value of awards modified during year	-	-
Increase based on dividends or other earnings paid during year prior to vesting	-	-
Total Adjustments	$17,639	$8,760

Relationship between Pay and Performance

The relationship between compensation actually paid to our PEO and the average of the compensation actually paid to our other non-PEO NEOs and the performance measures shown in the table above is described in further detail below. As illustrated below, the compensation actually paid to our PEO and the other non-PEO NEOs, as calculated in accordance with the SEC requirements, increased from 2021 to 2022 while the TSR decreased. However, when comparing compensation to the Company’s net income, the metrics were aligned over the two-year period. In addition to our financial performance, we also evaluate all elements of our NEO compensation based on qualitative factors and an evaluation of competitive compensation levels with other comparable institutions.

The following charts provide information to compare the relationship over each of the years in the Pay versus Performance Table between the compensation “actually paid” to the PEO and remaining NEOs to the Company’s total shareholder return and net income.

Relationship Between Compensation Actually Paid and Our Net Income

The graph below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs and our net income.

Relationship Between Compensation Actually Paid and Our TSR

The graph below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs and our TSR.

Director Compensation

The following table provides information about director compensation for the year ended December 31, 2022.

Director Compensation

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Jason C. Aikens	$26,600	$12,975	$39,575
Emily Marlow Beck	$26,600	$12,975	$39,575
Boyce Brannock	$26,600	$12,975	$39,575
Elizabeth H. Cottrell	$36,333	$12,975	$49,308
W. Michael Funk	$26,600	$12,975	$39,575
Scott C. Harvard	$—	$—	$—
George Edwin Holt, III	$26,600	$12,975	$39,575
Kirtesh Patel	$26,600	$12,975	$39,575
Gerald F. Smith, Jr.	$27,800	$12,975	$40,775
C. Ray Sprinkle (3)	$17,600	$12,975	$30,575
James R. Wilkins, III	$26,600	$12,975	$39,575

(1)	Amounts represent retainer fees paid by the Company to directors on a monthly basis for board meetings.

(2)

The amounts in this column reflect the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Boards Accounting Standards Codification Topic 718, Compensation – Stock Compensation (formerly FASB 123R, Share-Based Payment). The grant date fair value for these stock awards of $17.30 per share was based on the closing sales price of the Company’s common stock on the grant date (August 10, 2022).

(3)	C. Ray Sprinkle passed away on August 23, 2022.

Non-employee directors receive a retainer fee of $2,250 per month. They do not receive additional fees for attending meetings. The Chair of the Board receives an additional retainer fee of $833 per month, and the Vice Chairman of the Board receives an additional retainer fee of $100 per month. Scott C. Harvard, President and Chief Executive Officer of the Company, did not receive fees for his service on the Board.

Whenever the Company deems it appropriate to grant a stock award, the recipient receives a specified number of unrestricted shares of Common Stock. During 2022, the Company granted 7,500 unrestricted shares of Common Stock under the SIP to members of the Board of Directors for their dedicated service and support. There were no unvested stock awards outstanding for directors at December 31, 2022.

Certain Relationships and Related Party Transactions

Some of the directors and officers of the Company are customers of the Bank. No loans to directors or officers involve more than the normal risks of collectability or present other unfavorable features, or are non-accrual, past due, restricted, or considered potential problem loans. All such loans were made in the ordinary course of business and were originated on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company or the Bank. The balances of loans to directors, executive officers, and their related interests totaled $1.1 million at December 31, 2022, or 1% of the Company’s equity at that date.

The Company has adopted a formal written policy that covers the review and approval of related party transactions by the Board.  The Board reviews all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related party’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction, and any other material information. Based on the Company’s Conflict of Interest Policy, the Board also has the responsibility to review conflicts of interest involving directors or executive officers.

AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee is comprised of four directors, each of whom is independent within the meaning of the listing standards of Nasdaq. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

●	Establishing and maintaining the Company’s internal controls over financial reporting;
●	Assessing the effectiveness of the Company's internal controls over financial reporting;
●	The preparation, presentation, and integrity of the Company’s consolidated financial statements; and
●	Compliance with laws, rules and regulations, and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

●	Performing an independent audit of the Company’s consolidated financial statements.

The Audit Committee is responsible for the oversight of the Company’s:

●	Accounting and financial reporting processes;
●	Internal controls over financial reporting; and
●

The appointment, compensation, retention, and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing and issuing an audit report or performing other services for the Company.

In this context, the Audit Committee has met and had discussions with management and Yount, Hyde & Barbour, P.C., the Company’s independent registered public accounting firm.

Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2022 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and Yount, Hyde & Barbour, P.C., including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used, and significant financial reporting issues and judgments made by management in connection with the preparation of such financial statements.

The Audit Committee discussed and reviewed with the independent auditors all communications required by accounting principles generally accepted in the United States of America, and standards of the Public Company Accounting Oversight Board (PCAOB), including those described in Auditing Standard No. 1301, “Communication with Audit Committees,” and Rule 2-07 of Regulation S-X promulgated by the SEC, as modified or supplemented, and, with and without management present, discussed and reviewed the results of the independent auditors’ examinations of the financial statements. The Audit Committee has received the written disclosures and the letter from Yount, Hyde & Barbour, P.C. required by applicable requirements of the PCAOB regarding Yount, Hyde & Barbour, P.C.’s communications with the Audit Committee and discussed with Yount, Hyde & Barbour, P.C. the firm’s independence from the Company. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent registered public accounting firm.

Based upon its discussions with management and Yount, Hyde & Barbour, P.C., and its review of the representations of management and the report of Yount, Hyde & Barbour, P.C. to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filing with the SEC. By recommending that the audited consolidated financial statements be so included, the Audit Committee is not providing an opinion on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Members of the Audit Committee:

Emily Marlow Beck (Chair)

W. Michael Funk

George Edwin Holt, III

Gerald F. Smith, Jr.

Policy for Approval of Audit and Permitted Non-Audit Services

All audit-related services, tax services, and other services, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter provides for pre-approval of the auditor’s fees and is available on the Company’s website at www.fbvirginia.com under “Investor Relations/Corporate Governance/Documents.” As provided for in the Charter, the Committee reviews, prior to the annual external audit, the scope and general extent of the auditor’s audit procedures, including their engagement letter. The Committee also reviews the extent of non-audit services provided by the external auditors in relation to the objectivity needed in their audit. It was determined the external auditors maintained objectivity considering the non-audit services provided.

Auditor Fees and Services

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2022 and 2021, and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements for those fiscal years were $166,000 for 2022 and $177,775 for 2021.

Audit-Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2022 and 2021 were $6,000 and $7,500, respectively. These services included employee benefit plan audits and pre-approved consultation concerning financial accounting and reporting standards and other related issues for the fiscal years ended December 31, 2022 and 2021.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2022 and 2021 were $15,255 and $11,500, respectively. During 2022 and 2021, these services included preparation of federal and state income tax returns, fiduciary trust returns, and consultation regarding tax compliance issues.

All Other Fees

There were no other fees billed by Yount, Hyde & Barbour, P.C. during the fiscal years ended December 31, 2022 and 2021.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Yount, Hyde & Barbour, P.C. served as the independent registered public accounting firm for the year ended December 31, 2022, and has been appointed by the Audit Committee to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Information concerning the fees paid to Yount, Hyde & Barbour, P.C. is included in this proxy statement under the heading “Audit-Related Matters.” Representatives from Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Although our Bylaws do not require shareholder ratification or other approval of the retention of our independent registered public accounting firm, as a matter of good corporate governance, the Board of Directors is requesting that the shareholders ratify the appointment of Yount, Hyde & Barbour, P.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2023.

Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting vote be in favor of the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the ratification of the appointment of Company’s independent registered public accounting firm is approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C.

PROPOSAL THREE:

APPROVAL OF THE COMPANY’S 2023 STOCK INCENTIVE PLAN

General

The Board of Directors of the Company has adopted, subject to approval by the Company’s shareholders, the First National Corporation 2023 Stock Incentive Plan (the “2023 Plan”). The 2023 Plan is designed to promote the interests of the Company and its shareholders by strengthening the Company’s ability to attract, motivate and retain employees, directors and consultants upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend.

If approved by shareholders, a total of 325,000 shares of the Company’s common stock will be reserved for issuance under the 2023 Plan.

On and after the effective date of the 2023 Plan, the 2023 Plan replaces the existing SIP (for purposes of this proposal, the “Prior Plan”) with respect to new grants of equity-based awards by the Company. No new options, stock appreciation rights, stock awards, stock units or other awards have been granted under the Prior Plan since March 17, 2023. No further awards will be granted under the Prior Plan after March 17, 2023 if the 2023 Plan is approved by shareholders, but outstanding awards under the Prior Plan before that date will remain in effect in accordance with their terms.

As of March 17, 2023, the total number of shares remaining under the Prior Plan that will no longer be available for issuance of future awards upon approval by our shareholders of the 2023 Plan is 78,191. As of March 17, 2023, the total number of full value awards (i.e., restricted shares and restricted stock units) outstanding under the Prior Plan is 31,507, of which 1,000 are performance-contingent, and 31,507 of which remain unearned as of March 17, 2023. As of March 17, 2023, no appreciation awards (i.e., options and SARs) are outstanding under the Prior Plan.

The material terms of the 2023 Plan are summarized below. Because this is a summary, it may not contain all the information that shareholders may consider important. In order to aid understanding of the plan, the full text of the 2023 Plan, as proposed for adoption and approval by shareholders, is provided as Appendix A to this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL THREE – APPROVAL OF THE FIRST NATIONAL CORPORATION 2023 STOCK INCENTIVE PLAN

Executive Summary

The following is a summary of the key provisions of the 2023 Plan, including important features that enable the Company to maintain sound governance practices in granting awards.

●	Award Types: The following types of awards will be available for issuance under the 2023 Plan:

o	nonstatutory and incentive stock options;
o	restricted stock and other stock awards;
o	restricted stock units;
o	stock appreciation rights; and
o	other incentive awards.

●	Eligible Participants: All employees, directors and consultants of the Company and its subsidiaries.

●

Shares Reserved under the 2023 Plan: A total of 325,000 shares of the Company’s common stock are reserved for issuance under the 2023 Plan. The number of shares available for issuance under the 2023 Plan is subject to adjustment to reflect stock splits, stock dividends and similar events.

●

Annual Award Limits per Participant: The maximum number of shares of the Company’s common stock with respect to which awards may be granted in a calendar year to any participant is limited to 50,000 shares or, in the case of non-employee directors of the Company and its subsidiaries, 25,000 shares.

●

No Liberal Share Recycling: Under the 2023 Plan, shares of the Company’s common stock used to pay the exercise price of a stock option or to satisfy tax withholding in connection with an award will not be added back (recycled) to the aggregate plan limit.

●	No Discounted Stock Options: The 2023 Plan prohibits the grant of stock options with an exercise price less than the fair market value of the Company’s common stock on the grant date.

●

No Dividends or Dividend Equivalents Paid on Unvested Restricted Stock or Restricted Stock Units: The 2023 Plan prohibits payment of cash or stock dividends or dividend equivalents on unvested restricted stock restricted stock units until those awards vest and settle. A participant will have no right to any dividends or dividends equivalents if the underlying award is forfeited.

●

Clawback and Forfeiture Provisions: The 2023 Plan subjects all awards made under the plan to recoupment or clawback as required by law, government regulation, stock exchange listing rule or clawback policy in effect at the Company. The 2023 Plan also provides for the possible forfeiture of outstanding awards upon a participant’s termination for “cause” (as defined in the 2023 Plan).

●

Compensation Committee Administration: The 2023 Plan is to be administered by a committee appointed by the Company’s Board of Directors. To the extent required by Rule 16b-3, all Awards shall be made by members of the Compensation Committee who are “Non-Employee Directors” as that term is defined in Rule16b-3, or by the Board. The Board has appointed the Compensation Committee of the Board (the “Compensation Committee”) to administer the 2023 Plan.

●	Term of the Plan: No awards may be granted under the 2023 Plan after March 7, 2033, the termination date of the 2023 Plan.

Purpose

The purpose of the 2023 Plan is to further the long-term stability and financial success of the Company by attracting and retaining personnel, including employees, directors and consultants, through the use of stock incentives. The Company believes that ownership of the Company’s common stock will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company and its subsidiaries are and will be largely dependent on for the successful conduct of their businesses and will further the alignment of those persons’ interests with the interests of the Company’s shareholders.

Shares Available for Issuance

Subject to approval by shareholders, the aggregate number of shares of the Company’s common stock reserved for issuance under the 2023 Plan is 325,000. Of this total, all 325,000 shares may be issued pursuant to the exercise of incentive stock options. If any award granted under the 2023 Plan is canceled, forfeited or expires prior to exercise, vesting or settlement, the shares associated with such award will be available for future awards under the 2023 Plan. In contrast, any shares tendered, withheld or otherwise used in payment of an option exercise price or to satisfy any amount of tax withholding with respect to an award will not be available for future awards under the 2023 Plan.

To date, no awards have been granted under the 2023 Plan.

Changes in Capitalization

In the event of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization, the 325,000 share limit (including for incentive stock options), the number and kind of shares to be issued under the 2023 Plan (under outstanding and future awards), the individual annual award limits, the exercise price of options and stock appreciation rights, and other relevant provisions will be adjusted by the Compensation Committee in an equitable and proportionate manner to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2023 Plan.

Annual Limit on Awards

The maximum number of shares of the Company’s common stock with respect to which awards may be granted in any calendar year to any individual other than a non-employee director will be 50,000 shares. The maximum number of shares of the Company’s common stock with respect to which awards may be granted in any calendar year to a non-employee director will be 25,000 shares.

Plan Administration

The 2023 Plan provides for administration by a committee appointed by the Company’s Board of Directors, or, if no committee is appointed, by the Board. To the extent required by Rule 16b-3, all Awards shall be made by members of the committee who are “Non-Employee Directors” as that term is defined in Rule16b-3, or by the Board. The Board has appointed the Compensation Committee to administer the 2023 Plan.

The Compensation Committee will have the power, among other things, to select award recipients and the nature of the award, the number of shares of the Company’s common stock to be covered by each award, the fair market value of the Company’s common stock, the timing of awards, vesting provisions, forfeiture conditions, change in control matters, certain matters related to exercise, tax withholding, disposition and acceleration, and any additional requirements relating to awards that the Compensation Committee deems appropriate.

In addition, the Compensation Committee will have the authority to construe and interpret the 2023 Plan, to resolve any ambiguities, to define any terms and to make any other determinations required by the 2023 Plan or an award agreement. The Compensation Committee may delegate all or part of its authority and duties to one or more officers of the Company with respect to awards to individuals not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility

Any employee of, director of, or consultant to the Company or an affiliate (as defined in the 2023 Plan) who, in the judgment of the Compensation Committee, has contributed or can be expected to contribute to the profits or growth of the Company or the affiliate is eligible to become a participant. As of March 17, 2023, the Company and its affiliates employed 212 full and part-time individuals, there were nine non-employee directors of the Company and its affiliates, and there were no individuals engaged as consultants by the Company and its affiliates.

Types of Awards

Stock Options

Stock options granted under the 2023 Plan may be incentive stock options, which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and options that do not qualify as incentive stock options (“nonstatutory stock options”). A stock option entitles a recipient to purchase shares of the Company’s common stock at a specified exercise price. The Compensation Committee will fix the exercise price at the time that the stock option is granted, provided that the exercise price cannot be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant (or, in the case of an incentive stock option granted to a 10% shareholder of the Company, 110% of the shares’ fair market value on the date of grant). On March 17, 2023, the closing price of the Company’s common stock was $16.10 per share.

The exercise price of a stock option may be paid (i) in cash or by check, (ii) by delivery of previously acquired shares of the Company’s common stock with an aggregate fair market value equal to the exercise price for the number of option shares being acquired, (iii) through a “net share exercise” whereby the Company withholds and retains sufficient shares issuable in connection with the stock option to cover the exercise price (other than for incentive stock options), (iv) through a “cashless exercise” procedure that enables a participant to deliver an exercise notice together with irrevocable instructions to a creditworthy broker to deliver promptly to the Company, from the sale proceeds with respect to the sale of shares underlying the option, an amount necessary to pay the exercise price and, if required, applicable withholding taxes, or (v) through a combination of the foregoing.

Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Compensation Committee, including the requirement that incentive stock options will not be exercisable after 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder of the Company).

Restricted Stock Awards

The 2023 Plan permits the grant of restricted stock awards that are subject to forfeiture until the restrictions established by the Compensation Committee lapse and the restricted shares vest. A restricted stock award is an award of shares of the Company’s common stock that are subject to restrictions on transferability, vesting and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant. The restrictions may lapse over a specified period of time based on continued employment or service, upon the achievement of certain performance goals, and/or upon a change in control (as defined in the 2023 Plan).

Unless a restricted stock award agreement provides otherwise, and except as provided in the next sentence, a participant who receives a restricted stock award will have all the rights of a shareholder as to the shares granted under the award, including the right to vote. No cash or stock dividends on shares of restricted stock will be paid or distributed to a participant unless and until those shares vest. Any cash or stock dividends so withheld will be distributed to the participant in cash or, at the discretion of the Compensation Committee, in shares of the Company’s common stock having a fair market value equal to the amount of such dividends, and interest may be credited on such cash dividends, but only if the underlying shares vest. A participant will have no right to cash or stock dividends relating to shares that are forfeited.

Restricted Stock Unit Awards

The Compensation Committee may also award a restricted stock unit (an “RSU”) under the 2023 Plan. An RSU award is an award that represents the right to receive shares of the Company’s common stock and/or cash in lieu thereof and, unless otherwise expressly provided, is valued by reference to the fair market value of the Company’s common stock. The Compensation Committee may place such restrictions on the vesting and settlement of RSUs as the Compensation Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of certain performance goals. Without limiting the foregoing, the Compensation Committee may provide performance or change of control acceleration parameters under which all, or a portion, of the RSU will vest on the Company's achievement of established performance objectives and, where applicable, after a determination of the satisfaction or achievement of any performance goal.

The RSU may entitle the recipient to receive, upon satisfaction of the vesting conditions set forth in the RSU award agreement, cash, shares of common stock or a combination of cash and shares of common stock as determined by the Compensation Committee. Holders of RSUs have no right to vote the shares represented by the units, but may be credited with dividend equivalents reflecting dividends actually paid on common stock. Any such dividend equivalents will be paid to the participant, in the form of cash or common stock with an equivalent value, if at all, only on vesting and settlement of the related RSU. If an RSU is forfeited, the participant has no right to dividend equivalents accumulated before the forfeiture.

Stock Appreciation Rights

The Compensation Committee may also award a stock appreciation right (an “SAR”) under the 2023 Plan. An SAR award is an award that represents the right to receive, without any payment to the Company, an amount equal to the product of multiplying the number of shares with respect to which the SAR is exercised by an amount equal to the excess of (A) the fair market value per share on the date of exercise of the SAR over (B) the exercise price specified in the award agreement, which exercise price may be no less than the fair market value per share on the date of grant. The award agreement may provide for a payment of the SAR at the time of exercise or for payment of the SAR at a later date. SARs may be granted alone or in tandem with an option award. SARs will expire no later than the earlier of ten years from the date of grant or the expiration date of the related option award.

Stock Awards

The Compensation Committee may grant an award of shares of the Company’s common stock that are fully vested and freely transferable as of the date the award is granted, subject to the terms and restrictions under the 2023 Plan and applicable federal or state securities laws. Such stock may be granted as settlement of a performance-based compensation award.

Incentive Awards

The Compensation Committee may also award an incentive award under the 2023 Plan. An incentive award is intended to be a performance-based compensation award, and the terms and conditions of each such award, including the performance objective and/or performance period, shall be set forth in an award agreement or in a subplan of the 2023 Plan which is incorporated by reference into an award agreement. The holder of an incentive award shall be entitled to receive the value thereof based on the degree to which the performance objectives and other conditions established by the Compensation Committee have been satisfied. Payment of the incentive award shall be made in cash, the Company’s common stock or a combination thereof as determined by the Compensation Committee. Payment may be made in a lump sum or installments as determined by the Compensation Committee.

Performance Goals

The performance goals with respect to an award made under the 2023 Plan may be based on one or more performance measures or goals set by the Compensation Committee over a performance period established by the Compensation Committee. Attainment of performance goals, and any adjustments to a performance goal or any element thereof, shall be determined by the Compensation Committee.

Restrictions on Transfer

In general, awards granted under the 2023 Plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. The 2023 Plan permits the award of nonstatutory stock options that are transferable to immediate family members (or certain related trusts or entities), in accordance with applicable securities laws.

Change in Control

In the event of a “change in control” (as defined in the 2023 Plan) of the Company, the Compensation Committee is to provide for an outstanding award to become fully vested, settled and/or exercisable (in full for time-based awards and at the greater of target or actual performance levels for performance-based awards) in the event the award is not assumed, or new rights substituted therefor, by the acquiring or surviving corporation in the change in control. The Compensation Committee must also cause any assumed or substituted award in a change in control to become fully vested, settled and/or exercisable (in full for time-based awards and at the greater of target or actual performance levels for performance-based awards) in the event of an involuntary termination of employment without “cause” or for “good reason” (as such terms are defined in the 2023 Plan) on or within 12 months following the change in control. In addition, the Compensation Committee is to make such adjustments to awards then outstanding as it deems appropriate to reflect the change in control and to retain the economic value of the award.

In the case of any stock option or SAR with an exercise price (or, with respect to a SAR, the fair market value as of the date of grant of the SAR) that equals or exceeds the price paid or consideration to be received for a share of the Company’s common stock in connection with a change in control, the Compensation Committee may cancel the stock option upon at least 10 days’ advance notice to the option holder without payment of any consideration.

Clawback and Forfeiture

Awards granted under the 2023 Plan will be subject to recovery, recoupment or clawback under any applicable law, government regulation or stock exchange listing rule, or a Company policy adopted pursuant to any such law, regulation or rule. In addition, the Company has the right to recover from a participant time-based and performance-based awards (or amounts received in settlement or as proceeds thereof) in accordance with any other clawback policy adopted by the Company related to a financial restatement by the Company or otherwise.

The Compensation Committee may specify in an award agreement that a participant’s rights, payments and benefits with respect to the award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of the award. Such events may include, without limitation, breach of noncompetition, nonsolicitation, confidentiality or other restrictive covenants that are contained in the award agreement or otherwise applicable to the participant, termination of the participant’s employment or service for cause, or other conduct by the participant that is detrimental to the business or reputation of the Company and/or its affiliates. In addition, if a participant’s employment or service is terminated for cause, then as of the date of the misconduct, any stock option held by the participant will terminate, and any unvested restricted stock and restricted stock units held by the participant will be forfeited.

Amendment and Termination

If not sooner terminated by the Board of Directors of the Company, the 2023 Plan will terminate on March 7, 2033. The Board may terminate, suspend, amend or modify the 2023 Plan at any time, provided that no such amendment or modification shall not be made without shareholder approval that would cause the 2023 Plan to fail to comply with any requirement of applicable law, regulation, listing requirement or rule, including Rule 16b-3, or the rules of Nasdaq. Notwithstanding the foregoing, the Board may unilaterally amend the 2023 Plan and awards as it deems appropriate to ensure compliance with Rule 16b-3, to ensure compliance with Section 409A of the Code and to cause incentive stock options to meet the requirements of the Code and regulations thereunder. Awards outstanding on the date of any such termination or amendment will remain valid in accordance with their terms.

Summary of Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under the 2023 Plan. This summary does not address all matters that may be relevant to a particular participant based on his or her specific circumstances.

Nonstatutory Stock Options

The grant of a nonstatutory stock option will not result in taxable income to a participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options

The grant of an incentive stock option will not result in taxable income to a participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary (as defined for purposes of the relevant tax rules) during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise. This employment period is one year (rather than three months) prior to the date of exercise if the participant is “disabled” (as defined in the Internal Revenue Code). The heirs of a participant are not subject to this tax rule. The difference between the fair market value of the shares on the exercise date over the exercise price is taken into account for alternative minimum tax purposes.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant or within one year after exercise, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction for federal income tax purposes.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and the Company will be allowed a corresponding deduction, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Special rules apply if a participant pays the exercise price for either type of option using shares previously owned by the participant.

Restricted Stock Awards

A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. A participant’s holding period will commence on the date the restrictions lapse.

A Participant may make a Section 83(b) election under the Internal Revenue Code within 30 days after the date of grant to be taxed as of the date of grant, on compensation income based on the fair market value at time of grant, in which case the Company will be entitled to a corresponding deduction at that time. If a participant makes a Section 83(b) election, the participant’s holding period generally will commence on the day after the date of grant.

Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting (or grant, if a Section 83(b) election is made).

Restricted Stock Units

A participant who has been granted restricted stock units will not realize taxable income at the time of grant. Upon receipt of common stock or cash in the future pursuant to such an award, the participant will realize ordinary income equal to the then fair market value of those shares, and/or the amount of any cash received, and the Company will receive a corresponding deduction.

Stock Appreciation Rights

Upon the exercise of a SAR, a participant generally will realize ordinary income in an amount equal to the excess of the fair market value of the underlying shares over the exercise price for the SAR.

Stock Awards

Upon the grant of a stock award, a participant generally will realize ordinary income equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction.

Incentive Awards

A participant generally will realize ordinary income on settlement of an incentive award in an amount equal to the then fair market value of any Company common stock received, and/or the amount of any cash received, and the Company will receive a corresponding deduction.

Benefits to Executive Officers and Directors

No awards have been made under the 2023 Plan as of the date of this proxy statement. Participation in the 2023 Plan is made at the Compensation Committee’s discretion and is based on the performance of the Company. Accordingly, future awards under the 2023 Plan are not determinable at this time.

Shareholder Vote Required

The 2023 Plan will be approved by shareholders if holders of a majority of votes cast by holders of common stock vote in favor of the action. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the 2023 Plan is approved.

OTHER INFORMATION

Shareholder Communications

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2024 Annual Meeting of Shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 112 West King Street, Strasburg, Virginia 22657, no later than December 2, 2023, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The Company presently anticipates holding the 2024 Annual Meeting of Shareholders on May 8, 2024.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of First National Corporation not less than 60 days and not more than 90 days prior to the date of the meeting. Based upon an anticipated date of May 8, 2024 for the 2024 Annual Meeting of Shareholders, the Company must receive such notice no later than March 9, 2024 and no earlier than February 8, 2024. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefore, and other specified matters regarding the shareholder giving the notice. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of First National Corporation.

In addition to satisfying the requirements under the Company’s Bylaws with respect to advance notice of any nomination, to comply with universal proxy rules any shareholder that intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with SEC Rule 14a-19 must provide notice so that the Secretary of the Company receives it no later than 60 days prior to the one-year anniversary of the Annual Meeting, or March 11, 2024.

Annual Report to Shareholders

A copy of the Company’s Annual Report to Shareholders for the year ended December 31, 2022 accompanies this proxy statement. Additional copies may be obtained by written request to the Secretary of First National Corporation at the address indicated below. The Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request of any person who, on the record date, was record owner of shares of common stock or who represents in good faith that he or she was on such date the beneficial owner of shares of common stock entitled to vote at the Annual Meeting of Shareholders, the Company will furnish to such person, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2022 and its quarterly reports on Form 10-Q and the exhibits thereto, required to be filed with the SEC under the Exchange Act. Any such request should be made in writing to M. Shane Bell, Chief Financial Officer, First National Corporation, 112 West King Street, Strasburg, Virginia 22657.

Other Matters

The Board of First National Corporation is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

APPENDIX A

FIRST NATIONAL CORPORATION

2023 STOCK INCENTIVE PLAN

1.	Purpose; Eligibility.

(a)       General Purpose. The purpose of the First National Corporation 2023 Stock Incentive Plan (the “Plan”) is to further the long-term stability and financial success of the Company (as defined below) by attracting and retaining personnel, including employees, directors and consultants, through the use of stock incentives. The Company believes that ownership of Company Stock will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company and its Affiliates (as defined below) are and will be largely dependent for the successful conduct of their businesses and will further the alignment of those persons’ interests with the interests of the Company’s shareholders.

(b)         Eligible Award Recipients. Any employee of, director of, or consultant to the Company or an Affiliate (including any advisory director) who, in the judgment of the Committee (as defined below), has contributed or can be expected to contribute to the profits or growth of the Company or the Affiliate is eligible to become a Participant (as defined below). The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award (as defined below) and the number of shares to be allocated as part of the Award; provided, however, that any Award made to a member of the Committee must be approved by the Board.

(c)         Available Awards. Awards of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Stock Awards and Incentive Awards (as such terms are defined below) may be granted under the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

(d)         Date of Adoption. The Plan was adopted by the Board of Directors of the Company on March 8, 2023, subject to the approval of the Plan by the Company’s shareholders.

2.	Certain Definitions. The following terms have the meanings indicated:

(a)       Act. The Securities Exchange Act of 1934, as amended.

(b)       Affiliate. A corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

(c)       Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company or an Affiliate is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Restricted Stock, or the exercise, lapse of restrictions, payment or settlement of any other Award.

(d)       Award. The award of an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Stock Award or Incentive Award under the Plan.

(e)       Award Agreement. Any agreement, contract, certificate or other written instrument or document (which may be in electronic form) evidencing the terms and conditions of an Award granted under the Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(f)       Board. The Board of Directors of the Company.

(g)       Cause. With respect to any employee or Consultant: (1) if the employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (2) if no such agreement exists, or if such agreement does not define Cause, the definition of Cause contained in the Award Agreement. With respect to any director, a determination by a majority of the disinterested Board members that the director has engaged in conduct that is covered by the definition of Cause set forth in the Award Agreement.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(h)       Change in Control.

(i)    The acquisition by any Person (as defined below) of beneficial ownership of 50% or more of the then outstanding shares of Company Stock;

(ii)    Individuals who constitute the Board on the effective date of this Plan (the “Incumbent Board”) cease to constitute a majority of the Board during any 12-month period, provided that any director whose nomination was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding any such individual whose initial assumption of office is in connection with an actual or threatened election contest or actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii)    Consummation of a reorganization, merger, share exchange or consolidation (a “Reorganization”), provided that a Reorganization will not constitute a Change in Control if, upon consummation of the Reorganization, each of the following conditions is satisfied:

(1)         no Person beneficially owns 50% or more of either (1) the then outstanding shares of common stock or voting securities of the corporation or other entity resulting from the transaction or (2) the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of members of the board of directors (or similar governing body); and

(2)         at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from the Reorganization were members of the Incumbent Board at the time of the execution of the initial agreement providing for the Reorganization; or

(iv)    The consummation of a sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 2(h), “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, and “beneficial ownership” has the meaning given the term in Rule 13d-3 under the Act.

(i)       Code. The Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(j)       Committee. The Committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 16, or if no such Committee has been appointed, the Board.

(k)       Company. First National Corporation, a Virginia corporation.

(l)        Company Stock. Common stock of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 14) the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(m)       Consultant. A person or entity rendering consulting or advisory services to the Company or an Affiliate who is not an “employee” for purposes of employment tax withholding under the Code.

(n)       Date of Grant. The effective date of an Award granted by the Committee.

(o)       Disability or Disabled. As to an Incentive Stock Option, a Disability within the meaning of Section 22(e)(3) of the Code. As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(p)       Fair Market Value.

(i)    If the Company Stock is listed on any established stock exchange or quoted on any established stock market system, Fair Market Value shall be the closing price for the Company Stock on the date as of which Fair Market Value is determined for any purpose under the Plan (or if no trades were reported the closing price on the immediately preceding date on which the Company Stock was traded) as reported by such exchange or stock market system or such other source as the Committee deems reliable; provided, however, the Committee may elect to use, subject to applicable requirements of the Code and Treasury Regulations, the average closing price over a designated number of up to thirty (30) consecutive days to determine the Fair Market Value if the daily volume of trading in the Company Stock is not, in the sole discretion of the Committee, sufficient to be a reliable indicator of Fair Market Value.

(ii)     If the Company Stock is not then listed on any established stock exchange or quoted on any established stock market system or if, in the opinion of the Committee, the method set forth in (i) is otherwise inapplicable or inappropriate for any reason, Fair Market Value shall be the fair market value of a share of Company Stock as determined pursuant to a reasonable application of a reasonable method adopted by the Committee in good faith for such purpose, which shall be conclusive and binding on all persons; provided, however, that the Fair Market Value of Company Stock subject to an Incentive Stock Option shall be determined in good faith within the meaning of Treasury Regulation § 1.422-2(e)(2) and the Fair Market Value of Company Stock subject to a Nonstatutory Stock Option or SAR shall be determined in accordance with Treasury Regulation § 1.409A-1(b)(5)(iv).

(q)       Good Reason. If the Participant is a party to an employment agreement or consulting agreement with the Company or an Affiliate and such agreement provides for a definition of Good Reason, the definition contained therein. If no such agreement exists or if such agreement does not define Good Reason, the definition of Good Reason contained in the Award Agreement. In all other cases, Good Reason shall mean the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary unless any such base salary reduction is proportionate to reductions in base salaries of other similarly situated employees of the Company or an Affiliate; or (iii) a geographical relocation of the Participant’s principal office location by more than thirty (30) miles.

(r)       Incentive Award. A Performance Based Compensation Award awarded upon the terms and subject to the restrictions set forth in Section 10.

(s)       Incentive Stock Option. An Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Section 422 of the Code.

(t)       Nonstatutory Stock Option. An Option that does not meet the requirements of Section 422 of the Code, or that is otherwise not intended to be an Incentive Stock Option and is so designated.

(u)       Option. A right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(v)       Participant. Any individual who is granted an Award under the Plan.

(w)         Performance-Based Compensation Award. An Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of a performance objective applicable, which may or may not be a Performance Goal. The terms and conditions of each Performance-Based Compensation Award, including the performance objective and/or performance period, shall be set forth in an agreement with the Participant or in a subplan of the Plan which is incorporated by reference into the agreement.

(x)         Performance Goal. One or more performance measures or goals set by the Committee in its discretion for each grant of an Award subject to performance-based conditions. The extent to which such performance measures or goals are met will determine the amount or value of the Award to which a Participant is entitled to exercise, receive or retain. For purposes of this Plan, a Performance Goal may be particular to a Participant, and may include, but is not limited to, any one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of an Affiliate, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award: (1) stock value or increases in stock value, (2) earnings per share and/or earnings per share growth, (3) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), (4) total shareholder return, (5) operating cash flow, (6) return on equity, tangible equity, assets, capital and/or investment, (7) net revenue or net revenue growth, (8) gross profit or gross profit growth, (9) deposits, loan and/or equity levels or growth thereof, (10) working capital targets, (11) cost control measures, (12) regulatory compliance, (13) gross, operating or other margins, (14) efficiency ratio (as generally recognized and used for bank financial reporting and analysis), (15) interest income, (16) non‑interest income, (17) credit quality, (18) net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), (19) customer satisfaction, (20) satisfactory internal or external audits, (21) maintenance or improvement of regulatory or financial ratings, (22) achievement of balance sheet or income statement objectives, (23) budget and expense management, (24) achievement of strategic performance objectives, and (25) achievement of merger or acquisition objectives.

Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The Committee shall determine the performance period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

The Committee, in its sole discretion, may adjust any evaluation of performance under a Performance Goal to take into account any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement or modification thereof) and/or in a management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders, if any, for the applicable year.

(y)       Restricted Stock. Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

(z)       Restricted Stock Unit. An Award, designated as a restricted stock unit, under the Plan that represents the right to receive Company stock and/or cash in lieu thereof upon the terms and subject to the restrictions set forth in Section 7 and which, unless otherwise expressly provided, is valued by reference to the Fair Market Value of a share of Company Stock.

(aa)         Rule 16b-3. Rule 16b-3 promulgated under the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(bb)         Stock Appreciation Right or SAR. An Award granted under Section 8 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the Fair Market Value of a share of Company Stock on the date the SAR is exercised, over (b) the exercise price specified in the SAR, which exercise price may be no less than the Fair Market Value of a share of Company Stock on the Date of Grant of the SAR.

(cc)         Stock Award. Company stock awarded upon the terms and subject to the restrictions set forth in Section 9.

(dd)         10% Shareholder. A person who owns, directly or indirectly and within the meaning of Section 422 or 424 of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Section 424(d) of the Code.

3.	Shares Subject to the Plan.

(a)    Subject to adjustment as provided in Section 14 of the Plan, a total of 325,000 shares of Company Stock shall be available for the grant of Awards under the Plan, all 325,000 of which may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject to disqualifying dispositions within in the meaning of Sections 421 and 422 of the Code).

(b)    Any shares of Company Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan; provided that shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are: (i) shares tendered, withheld or otherwise used in payment of an Option exercise price; or (ii) tendered, withheld or otherwise used to satisfy any tax withholding obligation with respect to an Award.  Shares of Stock shall not be deemed to have been delivered pursuant to the Plan with respect to any portion of an Award that by its terms may be settled solely in cash.

(c)    Multiple grants of Awards under the Plan may be made in any calendar year to a Participant, subject to adjustment as provided in Section 14 of the Plan, no Participant shall be granted during any one calendar year Awards with respect to more than 50,000 shares of Company Stock in the aggregate; provided that no Participant who is a non-employee director of the Company or an Affiliate shall be granted during any one calendar year Awards with respect to more than 25,000 shares of Company Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Company Stock on which the Award is based shall count toward the individual calendar year limit set forth in this Section 3(c).

4.	Stock Options.

(a)       Option Grant. Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the exercise price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall be the Stock Option Agreement between the Company and the Participant. A Participant’s Stock Option Agreement shall set forth all restrictions on disposition and transfer applicable to the Option shares. Non-employee directors and Consultants shall not be eligible to receive the Award of an Incentive Stock Option.

(b)         Exercise Price. The Committee shall establish the exercise price of Options. The exercise price of an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such shares on the Date of Grant.

(c)         Term. The Committee shall establish the term of each Option in the Participant’s Stock Option Agreement. The term of an Incentive Stock Option shall not be longer than ten years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder shall not have a term in excess of five years. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s Stock Option Agreement, after the termination of the Participant’s employment with the Company and/or its Affiliates.

(d)         Time of Exercise.

(i)       During Participant’s Employment. Options may be exercised during their terms in whole or in part at such times as may be specified by the Committee in the Participant’s Stock Option Agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate.

(ii)       After Participant’s Termination of Employment. The Committee shall set forth in the Participant’s Stock Option Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after the earlier of (a) (i) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one year from the Participant’s termination of employment on account of Disability or death; or (b) the expiration of the Option’s term. The Stock Option Agreement may provide for various conditions with respect to the exercise of the Option after termination of employment, including, but not limited to, compliance with noncompetition and confidentiality covenants.

(iii)       After Participant’s Death. If a Participant dies and if the Participant’s Stock Option Agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the executor or administrator of the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death during the time period specified in the Stock Option Agreement, but not later than the expiration of the Option’s term.

The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Section 422 of the Code, and, as a result the option no longer qualifies for favorable federal income tax treatment under Section 422 of the Code, the amendment shall not become effective without the written consent of the Participant.

(e)       Limit on Exercise of Incentive Stock Options. An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and its Affiliates shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

5.	Method of Exercise of Options.

(a)         Exercise. Options may be exercised by giving written notice of the exercise to the Company, stating the Option being exercised and the number of shares the Participant has elected to purchase under the Option.

(b)         Payment. In no event shall any shares be issued pursuant to the exercise of an Option until the Participant has made full payment for the shares of Company Stock (including payment of the exercise price and any Applicable Withholding Taxes). Company Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows, provided that the Committee may impose such limitations and restrictions on payments with shares of Company Stock as the Committee, in its discretion, deems advisable:

(i)    in cash or by check, payable to the order of the Company;

(ii)    by delivery of Company Stock that the Participant has previously acquired and owned (valued at Fair Market Value on the date of exercise), provided that such method of payment is then permitted under applicable law and the Company Stock was owned by the Participant for such period of time, if any, required to avoid a charge to earnings for financial accounting purposes;

(iii)    by withholding and retention by the Company of sufficient shares of Company Stock issuable in connection with the exercise to cover the exercise price (a “net share exercise”) for an option not intended to be an Incentive Stock Option and, if required by the Committee, Applicable Withholding Taxes;

(iv)    by delivery of a properly executed exercise notice together with irrevocable instructions to a creditworthy broker to deliver promptly to the Company, from the sale proceeds with respect to the sale of Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes; or

(v)    by any combination of the above permitted forms of payment.

(c)       Delivery of Shares. The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws. The Company may require of the Participant a customary indication of his or her investment intent. A Participant shall not possess shareholder rights (including, without limitation, voting rights or rights to dividends) with respect to shares acquired upon the exercise of an Option until the Participant has made any required payment, including payment of Applicable Withholding Taxes, and the Company has issued a certificate (or made an equivalent book-entry notation in the records of the Company’s stock transfer agent) for the shares of Company Stock acquired. Further, no dividend equivalents shall be payable with respect to shares of Company Stock subject to an Option.

(d)       Disqualifying Disposition. If a Participant disposes of shares acquired upon exercise of an Incentive Stock Option within two (2) years from the date the Option is granted or within one (1) year after the issuance of such shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of shares disposed of, and any other information relating thereto that the Company may reasonably request.

6.	Restricted Stock Awards.

(a)       Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject. This notice, when duly accepted in writing by the Participant, shall be the Restricted Stock Agreement between the Company and the Participant. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. Alternatively, the Committee may determine that the Restricted Stock shall be held by the Company rather than delivered to the Participant pending the release of the applicable restrictions. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

(b)       Restrictions on Transferability and Vesting. The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of performance objectives, which may or may not be Performance Goals. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company’s (or an Affiliate’s) achievement of established performance objectives and, where applicable, after a determination of the satisfaction or achievement of any Performance Goal. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

(c)       Lapse of Restrictions on Transferability. The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions on transferability set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the passage of time, continued employment or service, the meeting of performance objectives, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant, or the occurrence of a Change in Control.

(d)       Rights of the Participant and Restrictions. A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Restricted Stock Agreement and in the Plan. In other respects, unless otherwise provided in the Restricted Stock Agreement, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon; provided that the Restricted Stock Agreement shall provide that any cash dividends and stock dividends with respect to Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such shares and, if such share is forfeited, the Participant shall have no right to such dividends. To the extent stock certificates are delivered to the Participant, the certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Restricted Stock Agreement.

7.	Restricted Stock Unit Awards.

(a)         Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Unit Award, notice shall be given to the Participant stating the number of Restricted Stock Units in the Award, the Date of Grant, and the terms and conditions to which the Award is subject. No shares of Company Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such award. This notice, when duly accepted in writing by the Participant, shall be the Restricted Stock Unit Agreement between the Company and the Participant. A Restricted Stock Unit Award may be made by the Committee in its discretion without cash consideration.

(b)         Restrictions on Vesting. The Committee may place such restrictions on the vesting and settlement of Restricted Stock Units as the Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of performance objectives, which may or may not be Performance Goals. Without limiting the foregoing, the Committee may provide performance or Change of Control acceleration parameters under which all, or a portion, of the Restricted Stock Unit will vest on the Company's achievement of established performance objectives and, where applicable, after a determination of the satisfaction or achievement of any Performance Goal. Restricted Stock Units may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered.

(c)         Vesting and Settlement. The Committee shall establish as to each Restricted Stock Unit Award the terms and conditions upon which the Awards shall vest and be settled. Such terms and conditions may include, without limitation, the passage of time, continued employment or service, the achievement of performance objectives, the lapsing of such restrictions, vesting and/or settlement as a result of the Disability, death or retirement of the Participant, or the occurrence of a Change of Control.

(d)         Rights of the Participant. A Participant shall have no voting rights with respect to Restricted Stock Units. At the discretion of the Committee, to the extent set forth in the Restricted Stock Unit Agreement each Restricted Stock Unit (representing one share of Company Stock) may be credited with dividends equivalents reflecting dividends actually paid by the Company in respect of one share of Company Stock. Dividend equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit shall be distributed in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such accumulated dividend equivalents to the Participant upon settlement of such Restricted Stock Unit. If such Restricted Stock Unit is forfeited, the Participant shall have no right to such accumulated dividend equivalents.

(e)         Settlement. Unless otherwise provided in the Restricted Stock Unit Agreement, a Participant’s Restricted Stock Units which vest shall be immediately settled by the issuance and delivery to the Participant of one share of Company Stock for each vested Restricted Stock Unit or the payment of cash in an amount equal to the number of shares which vested multiplied by the Fair Market Value of a share on the vesting date, or a combination thereof as determined by the Committee.

8.	Stock Appreciation Rights.

(a)         Grant. Whenever the Committee deems it appropriate to grant Stock Appreciation Rights, notice shall be given to the Participant stating the number of shares for which SARs are granted, the Date of Grant, the exercise price and terms and conditions to which the award is subject. SARs may be granted alone (“Stand-Alone SARs”) or in tandem with an Option granted under the Plan (“Tandem SARs”). This notice, when duly accepted in writing by the Participant, will be the Stock Appreciation Right Agreement between the Company and the Participant.

(b)         Tandem SARs. Tandem SARs may be exercised with respect to all or part of the shares of Company Stock subject to the Option in connection with which it is granted (a “Related Option”). The exercise of Tandem SARs will cause a reduction in the number of shares of Company Stock subject to the Related Option equal to the number of shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, will cause a reduction in the number of shares subject to the Tandem SAR equal to the number of shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

(c)         Exercise. In no event shall the term of any SAR granted under the Plan exceed ten years from the Date of Grant. A SAR may be exercised only when the Fair Market Value of a share exceeds either (i) the Fair Market Value per share on the Date of Grant (typically denominated as the exercise price) in the case of a Stand-Alone SAR or (ii) the exercise price of the Related Option in the case of a Tandem SAR. Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR will expire no later than the expiration of the Related Option, will be transferable only when and under the same conditions as the Related Option and will be exercisable only when the Related Option is eligible to be exercised. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

(d)         Payment. Upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per share on the date of exercise of the SAR over (B) the exercise price specified in the Stock Appreciation Right Agreement or in the related Stock Option Agreement in the case of a Tandem SAR. The Stock Appreciation Right Agreement may provide for a payment of the SAR at the time of exercise or, on an elective or non-elective basis, for payment of the SAR at a later date, adjusted (if so provided in the Stock Appreciation Right Agreement) from the date of exercise based on an interest or other basis (including deemed investment of the SAR payment in shares of Company Stock) set forth in the Stock Appreciation Right Agreement.

(e)         Transfer. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

9.         Stock Awards. Whenever the Committee deems it appropriate to grant a Stock Award, notice shall be given to the Participant stating the number of shares of unrestricted Company Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject, if any. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to any terms imposed by the Plan and the Committee, as soon as practicable after the Date of Grant. A Stock Award may be made by the Committee in its discretion without cash consideration and may be granted as settlement of a Performance-Based Compensation Award.

10.         Incentive Awards.

(a)         Grant. Whenever the Committee deems it appropriate to grant an Incentive Award, notice shall be given to the Participant stating the terms and conditions of the Award. This notice, when duly accepted in writing by the Participant, shall be the Incentive Award Agreement between the Company and the Participant. An Incentive Award may be made by the Committee in its discretion without consideration other than the rendering of services.

(b)         Performance. Each Incentive Award is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the performance objective and/or performance period (which may be equal to, less than or more than one year), shall be set forth in the Incentive Award Agreement or in a subplan of the Plan which is incorporated by reference into the Incentive Award Agreement. The Committee shall set the performance objective in its discretion for each Participant who is granted an Incentive Award.

(c)         Settlement. After a performance period has ended, the holder of an Incentive Award shall be entitled to receive the value thereof based on the degree to which the performance objectives and other conditions established by the Committee and set forth in the Incentive Award Agreement (or subplan incorporated by reference into the Incentive Award Agreement) have been satisfied. Payment of the amount to which a Participant shall be entitled upon the settlement of an Incentive Award shall be made in cash, Company Stock or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as determined by the Committee.

(d)         Transfer. No Incentive Award granted under the Plan may be sold, transferred, pledged, assigned, or encumbered, otherwise than by will or by the laws of descent and distribution. All rights with respect to Incentive Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

11.         Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company or the Affiliate, or make arrangements satisfactory to the Company or the Affiliate regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company or the Affiliate have been made, no stock certificates (or, in the case of Restricted Stock, Restricted Stock Units and Stock Awards, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company or the Affiliate to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company or the Affiliate retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee to avoid a charge to earnings for financial accounting purposes and in accordance with Rule 16b-3.

12.         Nontransferability of Awards.

(a)    In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below, without prior written approval from the Committee.

(b)    Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may on a case by case basis grant or amend Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate in its sole discretion.

13.       Termination, Modification or Amendment of the Plan.

(a)         If not sooner terminated by the Board, this Plan shall terminate at the close of business on March 7, 2033. The Board may at any time terminate, suspend, or modify the Plan; provided that the Board shall not, without stockholder approval, make any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, listing requirement or rule, including Rule 16b-3, or the rules of a stock exchange on which Company Stock is traded. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3, to ensure compliance with Section 409A of the Code and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder.

(b)         No Awards shall be made under the Plan after its termination, and no termination or amendment of the Plan shall, without the consent of the Participant or his Beneficiary, adversely affect a Participant’s rights under an Award previously granted to him, but it shall be conclusively presumed that any adjustment to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder or any adjustment pursuant to Section 14, does not adversely affect any such right.

14.         Change in Capital Structure.

(a)         In the event of changes in the outstanding shares of Company Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization occurring after the Date of Grant of any Award, the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), including the per Participant maximums provided for in Section 3(c), the exercise price of Options and SARs, and other relevant provisions shall be equitably adjusted by the Committee as to the number, price or kind of consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(b)         Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

15.         Change in Control.

(a)         In the event of a Change in Control, the Committee, as constituted before such Change in Control, shall provide for an outstanding Award to become fully vested, settled, and/or exercisable (in full for time-based Awards and at the greater of target or actual performance levels for performance-based Awards) in the event the Award is not assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control; and shall cause any such assumption or substitution to provide that the assumed or substituted Award shall become fully, vested, settled, and/or exercisable (in full for time-based Awards and at the greater of target or actual performance levels for performance-based Awards) in the event of an involuntary termination of employment without Cause or for Good Reason on or within twelve (12) months following the occurrence of a Change in Control. In addition, the Committee shall make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control and to retain the economic value of the Award.

(b)         Notwithstanding any other provision of the Plan or an Award Agreement, in the case of any Option with an exercise price (or, with respect to a SAR, the Fair Market Value as of the Date of Grant of the SAR) that equals or exceeds the price paid or consideration to be received for a share of Common Stock in connection with a Change in Control, the Committee may cancel the Option or SAR upon at least ten (10) days’ advance notice to the affected persons without the payment of consideration therefor.

(c)    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.         Administration of the Plan.

(a)    The Plan shall be administered by the Committee, which shall be appointed by the Board. If no Committee is appointed, the Plan shall be administered by the Board. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “Non-Employee Directors” as that term is defined in Rule 16b-3, or by the Board.

(b)    Subject to the express provisions of the Plan, the Committee shall have full and final authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award and the nature of the Award, (ii) the number of shares of Company Stock to be covered by each Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Company Stock, (v) the time or times when an Award shall be granted, (vi) whether an Award shall become vested over a period of time, according to a performance-based and/or an employment- or service-based vesting schedule or otherwise, and when it shall be fully vested, (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse, (viii) whether a Change in Control has occurred, (ix) factors relevant to the lapse of restrictions, vesting, exercise and settlement of Awards, (x) when Options and SARs may be exercised, (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes, (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted, (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan, (xiv) whether to accelerate vesting of an Award, and (xv) any additional requirements relating to Awards that the Committee deems appropriate.

(c)    The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award Agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award Agreement. The interpretation and construction of any provisions of the Plan or an Award Agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(d)    A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

(e)     The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

17.         Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally, electronically, or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Secretary; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

18.         Compliance with Code Section 409A. The Plan is intended to provide compensation that is exempt from or that complies with Code Section 409A and Treasury Regulations thereunder (“Section 409A”), and the Plan’s terms and the terms of any Award Agreement, including any definition contained in the Plan or an Award Agreement, shall be administered and construed in a manner that is compliant with or exempt from the application of Section 409A, as appropriate. For purposes of Section 409A, each payment under the Plan shall be deemed to be a separate payment.

Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any payment is subject to Section 409A, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of employment and the Company determines, in good faith, that immediate payment of any amounts or benefits under the Plan would cause a violation of Section 409A, then any amounts or benefits payable under the Plan upon the Participant’s “separation from service” within the meaning of Section 409A which (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt from Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of (1) the date that is six (6) months and one day following the Participant’s separation from service or (2) the date of the Participant’s death.

19.         Tax Consequences. Nothing in the Plan or an Award Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under the Plan. Although the Company may endeavor to (i) qualify an Award for favorable federal tax treatment or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

20.         Clawback. Notwithstanding any other provisions in the Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, rule or regulation (including but not limited to Section 954 of the Dodd-Frank Act), will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, rule or regulation (or any policy adopted by the Company or any Affiliate pursuant to any such law, government regulation or stock exchange listing requirement, rule or regulation). Further, the Company shall have the right to recover from a Participant time-based and performance-based Awards (or amounts received in settlement or as proceeds thereof) in accordance with any other clawback policy adopted by the Company or any Affiliate from time to time, related to a financial restatement by the Company or otherwise. This Section 20 shall not limit the Company’s right to revoke or cancel an Award or take other action against a Participant for any other reason, including, but not limited to, misconduct.

21.         Interpretation and Governing Law. The terms of this Plan and Awards granted pursuant to the Plan shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia, excluding any choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or an Agreement to the substantive law of another jurisdiction. The Plan and Awards are subject to all present and future applicable provisions of the Code and, to the extent applicable; they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such Code provision or ruling, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect and no shares of Company Stock shall be issued

22.         Banking, Statutory and Regulatory Provisions. The Plan and all Awards granted under the Plan, and the issuance of any Company Stock thereunder, shall be subject to any condition, limitation or prohibition under any Virginia or federal statutory or regulatory policy, rule or regulation, or any requirement, rule or regulation of any stock exchange or stock market on which Company Stock is listed or quoted, to which the Company or an Affiliate is subject.

23.         No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an employee with or without notice and with or without Cause or (b) the service of a director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of Virginia in the case of the Company or the corporate law of the jurisdiction in which an Affiliate is incorporated, as the case may be (c) the service of a Consultant for any reason at any time. Further, the grant of an Award shall not obligate the Company or any Affiliate to pay an employee any particular amount of remuneration or to make further grants to the employee at any time thereafter.

24.         Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s employment or service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates. In addition, if a Participant’s employment or service is terminated for Cause, then as of the date of the misconduct, any Option or SAR held by the Participant shall terminate, and any unvested Restricted Stock and Restricted Stock Units held by the Participant shall be forfeited.

25.         Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

26.         Non-Uniform Treatment. The Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

27.         Beneficiary Designation. A Participant may designate a beneficiary to receive any Options or SARs that may be exercised after death or to receive any other Award that may be paid after his death, as provided for in the Award Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegate). In the event that the designated beneficiary dies prior to the Participant, or in the event that no beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution.

28.         Rules of Construction. Each use herein of one gender is deemed to include the other genders. Each use herein of the plural includes the singular and vice versa, in each case as the context requires or as it is otherwise appropriate. Descriptive headings as to the contents of particular Sections are for convenience only and do not control or affect the meaning, construction or interpretation of the Plan.

29.         Creditors. The interests of any Participant under the Plan or any Award Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

30.         Unfunded Status of the Plan. The Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

First National Corporation

FIRST NATIONAL CORPORATION - VA
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

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V04267-P90839 KEEP THIS PORTION FOR YOUR RECORDS

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FIRST NATIONAL CORPORATION - VA

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jason C. Aikens
02) Emily Marlow Beck
03) Boyce E. Brannock
04) Elizabeth H. Cottrell
05) W. Michael Funk
06) Scott C. Harvard
07) George Edwin Holt, III
08) Kirtesh Patel
09) Gerald F. Smith, Jr.
10) James R. Wilkins, III

The Board of Directors recommends you vote FOR the following proposals:

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V04268-P90839

FIRST NATIONAL CORPORATION - VA
Annual Meeting of Shareholders
May 10, 2023 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Elizabeth H. Cottrell and Scott C. Harvard, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FIRST NATIONAL CORPORATION - VA that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at the First Bank Operations Center, 406 Borden Mowery Drive, Strasburg, Virginia, on Wednesday, May 10, 2023, beginning at 10:00 AM ET, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side